EXHIBIT 10.6

AMENDMENT TO THE

MORGAN STANLEY 401(k) PLAN

    Morgan Stanley Services Group Inc. (the “Company”) hereby amends the Morgan Stanley 401(k) Plan, effective as of the dates set forth herein, as follows:

1.Effective as of January 1, 2020, Section 2, Definitions, is amended by inserting the following after the definition of “Business Unit”:

“‘CARES Act’ means the Coronavirus, Aid, Relief and Economic Security Act of 2020, as amended.”

2.Effective as of January 1, 2020, Section 2, Definitions, is further amended by inserting the following after the definition of “Saxon Participant”:

“‘SECURE Act’ means the Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019.”

3.Effective December 1, 2020, the definition of “Earnings” in Section 2 of the 401(k) Plan is further amended by inserting a new sentence immediately following the fourth sentence of the first paragraph thereof to read as follows:

“Notwithstanding anything to the contrary in the definition of Earnings, Earnings shall exclude amounts designated by the Plan Administrator as ‘a special “one-time” payment’ (generally not to exceed USD $1,000 per person) made to certain employees in December of 2020.”

4.Effective as of October 2, 2020, Section 2, Definitions, is further amended by inserting the following at the end of the definition of “Eligible Employee”:

“For the avoidance of doubt, ‘Eligible Employee’ shall exclude any Employee that is employed by a legacy E*TRADE entity (as determined by the Plan Administrator in his/her sole discretion) on or after October 2, 2020. For the avoidance of doubt, the foregoing shall include an Employee that is transferred to a legacy E*TRADE entity (as determined by the Plan Administrator in his/her sole discretion) on or after October 2, 2020. This paragraph shall become inapplicable effective as of the date of a merger of the E*TRADE 401(k) Plan and the Plan.”

5.Effective October 2, 2020, Section 4(b) is amended by adding the following language to the end of subsection (i) thereof:

“An Employee’s Period of Service for eligibility and vesting purposes shall include such periods of service with a legacy E*TRADE entity (as determined in the Plan Administrator’s sole discretion).”

6.Effective January 1, 2020, Section 5(j) is amended by inserting the following after the second paragraph:

“A Participant who has received a Coronavirus-related Distribution, as described in Section 12(i) whether from this Plan or another employer’s qualified plan, may make one or more Rollover Contributions in an aggregate amount not to exceed the amount of the Coronavirus-related Distribution during the 3-year period beginning on the date after the Coronavirus-related Distribution was received, to the extent he or she would otherwise be eligible to make a Rollover Contribution of such amount.

7.Effective January 1, 2020, Section 5(j) is further amended by replacing the last paragraph with the following:

“In addition, to the extent a Participant has received a distribution from the Plan that:

(i) is on account of financial hardship, as described in Section 12(f) of the Plan; and

(ii) was received after March 31, 2017 and before January 15, 2018; and

(iii) was to be used to purchase or construct a principal residence in the California wildfire disaster area (as defined in the definition of a Qualified Wildfire Distribution) but which residence as not purchased or constructed on account of the wildfires to which the declaration of the California wildfire disaster area relates;

OR

(iv) was a Coronavirus-related Distribution made between January 1, 2020 and December 31, 2020, as described in Section 12(i) of the Plan,

such Participant may make one or more Rollover Contributions in an aggregate amount not to exceed the amount of such distribution during the 3-year period beginning on the date after the distribution was received, to the extent he or she would otherwise be eligible to make a Rollover Contribution of such amount.”

8.Effective January 1, 2020, Section 11, Distributions, is amended by inserting a new subsection (h) at the end thereof:

“(h) Effective January 1, 2020, distributions required to be made pursuant to Section 13(a) of the Plan in 2021 for the 2020 calendar year with respect to a Participant for whom a distribution is required beginning April 1, 2021, shall be suspended.”

9.Effective January 1, 2020, Section 12(b), is amended by replacing subsection (v) with the following:

“(v) Notwithstanding the foregoing, prior to age 59½, a Participant may receive a (1) hardship distribution, as provided in Section 12(f), (2) a Qualified Reservist Distribution, as provided in Section 12(h), from his or her Accounts, to the extent vested, or (3) effective January 1, 2020, a Coronavirus-related Distribution, as provided in Section 12(i), from his or her Accounts, to the extent vested.”
10.Effective June 26, 2020, Section 12, Loans, is amended by inserting the following at the end of subsection 12(g)(i):

“Notwithstanding the foregoing, beginning June 26, 2020, a Participant may have no more than two loans outstanding at any time.”

11.Effective as of August 1, 2020, Section 12(g), Loans, is further amended by inserting the following at the end of subsection (v):

“Notwithstanding anything to the contrary in the foregoing, for loans outstanding on or after August 1, 2020, the note for the loan shall provide that the outstanding principal and interest due thereon shall be repaid over the remaining term of the loan with respect to a terminated Participant.”

12.Effective January 1, 2020, Section 12(g), Loans, is further amended by inserting the following immediately before the last paragraph of (ii) thereof:

“Effective January 1, 2020, with respect to a loan made between March 7, 2020 and December 31, 2020 to a Participant who is a “Qualified Individual” as such term is defined under the CARES Act, the loan limits first set forth in (1) and (2) above shall be replaced with the following:

1.$100,000 reduced by the excess, if any, of the highest outstanding balance of loans from all such plans to the Participant during the one-year period ending on the day before the date on which the loan is made, over the outstanding balance of loans from all such plans to the Participant on the date on which the loan is made, and

2.the vested balance of the Participant’s Accounts as of the most recent Valuation Date.”

13.Effective January 1, 2020, Section 12(g), Loans, is further amended by replacing subsection (viii) with the following:

“(viii) Suspension of Loan Repayments

1.Military Service. Loan repayments will be suspended under this Plan as permitted under Code section 414(u)(4).

2.CARES Act. Loan repayments due between March 27 to December 31, 2020 may be suspended for up to one year as permitted under the CARES Act.”

14.Effective January 1, 2020, Section 12, is amended by adding a new subsection (i) as follows:

“(i) Coronavirus-Related Distribution. Effective January 1, 2020, a Participant who is a Qualified Individual, as defined under the CARES Act, may request a Coronavirus-related Distribution between January 1, 2020 and December 31, 2020. The Plan Administrator may rely on a Participant’s certification that they meet the definition of a “Qualified Individual” for purposes of a Coronavirus-related Distribution unless the Plan Administrator has “actual knowledge” (as defined in the CARES Act) to the contrary.

15.Effective January 1, 2020, Section 13, Incorporation by Reference of Certain Code Requirements is amended to add a new subsection 13(a)(ii)(4) as follows:

“(4) Effective as of January 1, 2020, the age references to “70 ½” in (2) and (3) above are replaced with “72” with respect to a MS Participant who attains age 72 on or after January 1, 2020.”

16.Effective January 1, 2020, Section 13, Incorporation by Reference of Certain Code Requirements is further amended to add a new subsection 13(a)(iii)(3) as follows:

“(3) Effective as of January 1, 2020, the references to age “70 ½” in (2) above are replaced with “72” with respect to a IIG Participant who was born on or after July 1, 1949.”

17.Effective January 1, 2020, Appendix B, Morgan Stanley Participating Companies, is updated by inserting a new entry as follows:

“Solium Capital LLC”                January 1, 2020

“Capshare Capital LLC”                January 1, 2020”

18.Effective January 1, 2020, Section 2, Plan Distributions, of Supplement A, Top Heavy Provisions, is amended by inserting the following at the end thereof:

“Effective as of January 1, 2020, the reference to age “70 ½” in the foregoing is replaced with “72” with respect to a Participant who was born on or after July 1, 1949.”

* * * * * * * * *

    IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf as of this 12th day of December, 2020.

MORGAN STANLEY SERVICES GROUP INC.

By:    /s/ Jeffrey Brodsky

Title:    Chief Human Resources Officer

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